                                                                 Exhibit 10.5.18
                                                        Name:  Charles E. Lanham


                                  SCHEDULE 1 TO
             CONSENT TO TRANSACTION, ELECTION AND POWER OF ATTORNEY


       BRIERBROOK PARTNERS,
             L.L.C.                       PERCENTAGE                      CASH
           OWNERSHIP                       OWNERSHIP                     AMOUNT
       --------------------               ----------                    --------
           $200,000                         13.33%                      $260,000





                                            /s/   Charles E. Lanham
                                            ------------------------------------
                                            Name:   Charles E. Lanham

May    , 2002
    ---